Dear Fellow Shareholders,

    The past six months have seen a more volatile stock market than investors have been exposed to in recent years. We are pleased to report that the Domini Social Equity Fund ("DSEF") kept pace with broad market averages and that for the six months ended July 31, 1996, total return on the Domini Social Equity Fund was 1.2%. For the twelve months ended July 31, 1996, it was 14.1%.

    In this annual report we review our companies' overseas activities. International human rights are increasingly at issue and are likely to become the focus of much debate in coming years. American corporations operating abroad will, without question, be drawn into this debate and must confront a variety of issues relating to their practices and policies abroad. How they will respond, or should respond, is not entirely clear.

    Because of the dramatic role that South Africa played in the unfolding of the social investment movement in the United States, social investors are particularly attuned to human rights issues. However, integrating human rights issues into a social investment policy is not a simple undertaking. Apartheid, lack of democratic rule, and oppression of personal freedom made South Africa compelling for the social investment movement in the 1980s, but today we face a far more intricate complex set of issues including international economic trends in labor, conflicting cultural norms, questionable or unreliable sources of information, and the burdens of overpopulation.

    Within the social investment movement, protests over the abusive policies of the military dictatorship in Burma have emerged within the past several years, and strong expressions of concern about the practices of the governments of China, Indonesia, and Nigeria, among other countries, have been expressed. Investors are increasingly adopting a policy relating to corporations with operations in these nations. The policy can call for divestment of such companies, or for a campaign to force the corporations to take actions to influence the ruling government and to ameliorate conditions generally in the country in question. As social investment norms change, the Domini Social Index will strive to reflect these norms.

    Beyond the question of repressive regimes are broader concerns. Four types of human rights issues are often raised about the operations of U.S. companies outside the United States. The term human rights often captures many of the more basic concerns about working conditions and cultural conflicts. These four issues are:

- Conflicts with Indigenous Peoples,

- Use of Forced Labor or Child Labor,

- Strategic Support for Dictatorships,
  and

- Involvement in Unacceptable Labor
  Conditions.

    Several factors make these issues extremely difficult to confront and to evaluate. To begin with, large demographic and economic forces are at work. Huge pools of cheap labor are now available to provide immediate service. What should be the proper relationship of U.S. corporations with this vast labor force is difficult to define. Further, accurate information about working conditions in poorer countries can often be difficult to obtain, particularly for those companies engaging third party contractors abroad. Moreover, answers are often not clear to even such apparently simple questions as what is a living wage in a given country or region.

    For the social investor, human rights issues are played out on two separate, but interrelated, plains: the national level and the corporate level. The issues involved at each level differ, as do appropriate corporate responses and the social investor's ability to screen. We at the DSEF are responding in two ways. We consistently use our voice as shareholders to support efforts for increased accountability through voting and co-filing shareholder resolutions. We also review the impact of a company's operations on human rights abroad when we select stocks.

    Simply ignoring these complicated problems is not a luxury available to U.S. business, nor to social investors. Formulating a sensible social investment policy, however, is no simple task. For the time being, the simplest, and probably the best approach to these issues is to examine carefully a series of cases where these issues are raised, and to proceed from there to more general principles.

    In this annual report we have chosen to share with our investors profiles of companies with innovative or responsible approaches to the difficulties of an ever more global economy. We hope you enjoy reading it. Thank you for your ongoing support of social investing and for your investment in the Domini Social Equity Fund.

                   Sincerely yours,

                   Amy L. Domini

    NON-U.S. OPERATIONS Through both an increasing customer base and a decreasing cost of labor, the globalization of our economy is providing more and more opportunities for corporations to improve their bottom line. But what does this mean for the individuals, communities and environments effected around the world? There are no simple answers. In fact, since South Africa, which played a dramatic role in the unfolding of the social investment movement in the United States, the issues surrounding, and the job of screening, international operations have become much more complex.

    With U.S. corporations operating in diverse countries and cultures that are half way around the world, we decided to highlight companies with policies and practices that protect human rights, pay just wages, provide safe working conditions, ban the use of child and forced labor and protect the environment. In the face of many challenges, we must hope for the incorporation of sustainable development, human dignity and social justice into business decisions everywhere.

    All the companies whose stocks are held by the Domini Social Index Portfolio meet multiple standards for corporate accountability. We avoid companies in the business of manufacturing alcohol and tobacco products as well as those that provide gambling services or equipment. We seek to avoid companies that sell weapons or are in the nuclear power industry. In addition, we evaluate a company's social profile by weighing both strengths and weaknesses in the areas of community relations, employee relations, the environment, product safety and usefulness, non-U.S. operations, and diversity.

    The "bellwether" issues Kinder, Lydenberg, Domini & Co., Inc. (KLD), evaluates to identify strengths and weaknesses within the arena of Non-U.S. Operations follow.

AREAS OF STRENGTH:

- The company's non-U.S. Operations have been praised for their community relations, employee relations, environmental impact, or product innovation.

- The company has established substantial, innovative charitable giving programs outside the U.S.

AREAS OF CONCERN:

- The company has operations in Burma.

- The company's operations in Mexico have had major recent controversies, especially those related to the treatment of employees or degradation of the environment.

- The company's non-U.S. operations have been the subject of major recent controversies related to community relations, employee relations, environmental impact, or product safety or quality.

    KLD applies its screens to every company in the Domini Social Index, in which the Domini Social Index Portfolio invests. Below are listed DSEF holdings that display a strength and no concerns within their Non-U.S. Operations.

    APPLE COMPUTER develops and manufactures personal computers under the Macintosh brand name and personal "digital assistants" under the brand name Newton. In February 1995, the newsletter Corporate Giving Watch ranked Apple eighth on its list of the ten largest corporate givers to international affairs. In 1993, the most recent year when international giving figures were available, the company donated $1.1 million to overseas programs. In 1995 Apple provided 230 Macintoshes to the NGO Forum on Women in Beijing, China and gave $25,000 to Laubach Literacy International, an education program for the urban slums of 29 developing countries.

    AVON PRODUCTS manufactures and markets beauty products, fashion jewelry, gift items, and fragrance products through direct sales by its representatives and through the sale of fragrance products to retail stores. The company has contributed to fundraising for breast cancer awareness in the U.K., AIDS awareness in Thailand, self esteem workshops for women with cancer in Australia, and programs to honor significant achievements of women in Japan.

    DAYTON-HUDSON operates 1,032 stores under the names Target discount department stores, Mervyn's department stores, and Dayton's, Hudson's, and Marshall Field's department stores. In 1994, as a result of dialogue with shareholders proposing a resolution calling on the company to adopt appropriate standards for overseas suppliers, the company has adopted standards similar to those developed by Levi Strauss and Wal-Mart. These measures include minimum health and safety standards, living wages and benefits, reasonable work hours not to exceed 60 hours a week, commitment to non discrimination, and prohibition against child labor and forced prison labor.

    THE GAP operates approximately 1,500 apparel specialty stores under the brand names The Gap, GapKids, Banana Republic, and Old Navy Clothing. In December 1995, The Gap signed an agreement with the National Labor Committee
(NLC) to allow third-party monitoring of its vendors in Central America. According to the NEW YORK TIMES, the unprecedented agreement says "The Gap and the NLC feel that it will be helpful to use the Human Rights Ombudsman's offices in El Salvador and other Central American countries to monitor factory compliance with the Gap's Sourcing Principles and Guidelines." The Gap has a formal set of guidelines for working conditions that its vendors in the U.S. and abroad must sign, and Gap quality inspectors evaluate working conditions at foreign plants.

    The Gap's agreement with the NLC resolved the company's long standing dispute with unions which erupted most recently over The Gap's use of the Mandarin International maquiladora plant in El Salvador. Since 1993 several retailers, including The Gap, had been involved in disputes with union groups alleging that vendors in Central America have violated workers' human rights. In mid-1995, various union groups expressed concern about the use of the Mandarin International by The Gap and other U.S.-based clothing manufacturers. The unions alleged that various women at the plant had organized a union at the plant in early 1995 but had been subsequently fired. They also alleged that the owners of the plant paid inadequate wages, employed child labor, and had consistently repressed union organizing activities. The Gap initially said it would withdraw totally from Mandarin, but under pressure from unions, an agreement that all parties could agree to was reached, and The Gap agreed to allow third-party monitoring.

    At corporate headquarters, The Gap has a Business Sourcing Committee that decides if there are countries in which the company will not do business. The firm currently will not do business in Burma because of human rights abuses by the government of that country. The Gap has one store in Belfast with approximately 11 full time employees. Although not a signatory of the MacBride Principles, the firm complies with their requirements.

    HASBRO manufactures and markets toys and related items, including games and preschool and infant products, such as G.I. Joe, Cabbage Patch Kids, Scrabble, Twister, Lincoln Logs, and Raggedy Ann. The company supports charitable programs in five countries in which it has operations and has coordinated these efforts with programs affiliated with the United Nations. Approximately 17% of the toys sold by Hasbro in the U.S. are made in China and all of its toys manufactured in China come from private contractors. CEO Alan G. Hasenfeld has been quoted as opposing linking human rights to trade, saying, "There's more to gain in a world where we are communicating." He visits China about once a year and says that the factories Hasbro uses do not use prison labor. "I'd eat the food and sleep in the dormitories," he said. Hasbro has told KLD that it checks on the safety of its overseas manufacturers. It also has guidelines that prohibit child labor for its subcontractors. Hasbro is a member of Businesses for Social Responsibility, a trade group which promotes corporate social responsibility.

    HEINZ manufactures and markets processed food products including tuna fish (Star-Kist), baby food, infant formula, pet food (9-Lives), beans, ketchup and condiments, dietary foods (Weight Watchers), and frozen potato products (Ore-Ida). It also operates and franchises weight control classes. In February 1996, the company announced its intent to acquire Earth's Best, Inc., a marketer of organic baby food. Heinz has been notably willing to invest in developing countries. In 1982 Heinz was the first company to open a joint venture with the government of Zimbabwe during that country's initial years of independence. In 1988 the firm was among the first multinationals to begin operations in Botswana. In 1995 Heinz acquired an infant food and milk business in India, established a baby food factory in Russia, and acquired an infant formula manufacturer in the Czech Republic. Heinz has had a baby food factory in China since 1984 and has expanded into manufacturing formula.

    HOME DEPOT operates retail do-it-yourself home improvement stores primarily in the South, the Northeast, the West Coast, and in three provinces in Canada. The company has written policies and procedures for its U.S. and overseas vendors which require them to verify that they do not employ child labor or forced labor. The company has publicly stated that it uses a neutral third-party to inspect and audit off-shore vendors to ensure compliance. In a May 1994 WASHINGTON POST article, the company's director of importing said the company carefully checks the factories it purchases from, and will not use those with government-assigned workers, convicts, or underage labor.

    NORDSTROM is a fashion specialty retailer operating approximately 60 department stores. In 1994 Nordstrom introduced a set of "Partnership Guidelines" governing its relationships with suppliers. The guidelines state that the company will not do business with firms using child or prison labor, and that it will favor those adopting progressive environmental policies.

Company representatives conduct random inspections of overseas facilities to ensure compliance with the guidelines.

    J. C. PENNEY operates 1,233 department stores with catalog departments selling apparel, shoes, jewelry, accessories, and home furnishings. It also operates 526 drug stores. In 1993 when labor groups in the U.S. called attention to violations of labor laws by overseas vendors, the company re-issued its guidelines for vendors, stating its refusal to accept goods made by prison or illegal child labor. It also established a procedure for certification of goods by domestic vendors, identifying the specific factory where the goods were made and verifying that the guidelines have not been violated. Reebok, Levi Strauss, and Sears have adopted similar standards.

    POLAROID designs, manufactures and markets instant photographic cameras, films, electronic imaging devices, and polarized filters and lenses. In late 1994, the firm announced plans to re-enter South Africa. It is among a handful of U.S. companies to respond to the call by the new government of South Africa for re-investment by foreign firms. In the late 1970s, Polaroid was one of the first U.S. firms to withdraw from South Africa in response to anti-apartheid protests. At that time, it was widely praised by activists for this move. Polaroid will open a sales and marketing office in Johannesburg from which it plans ultimately to coordinate its marketing efforts throughout sub-Saharan Africa. In 1993 Polaroid completed a voter registration program for the Mexican government under which it created photographic voter registration cards for 40 million people.

    PROCTER & GAMBLE manufactures and markets laundry and cleaning products, paper products, beauty care products, food and beverages, and health care products. In FY 1995, P&G reports making $7.1 million in international grants. This represents approximately 12% of its total giving that year. In January 1995, the company provided $1 million for relief of earthquake victims in Kobe, Japan. The company is also providing funding for construction and furnishing of 20 schools in rural areas in Mexico in cooperation with the federal and state governments. The program is modeled on similar programs initiated by P&G in Venezuela and Africa. In 1995 Procter & Gamble reacquired the Richardson-Vicks subsidiary it had once owned in South Africa. The company reports that it guarantees bank loans for employees at its South African facility who wish to purchase a home. Proctor & Gamble has operations in Northern Ireland. In 1991 it agreed to abide by the MacBride Principles for its operations in Northern Ireland. The MacBride Principles seek to insure fair labor practices and religious tolerance in the workplace.

    REEBOK INTERNATIONAL manufactures and markets footwear and apparel for the athletic and leisure/fashion markets. Its major brand names include Reebok, Rockport, AVIA, Weebok, Tinley, and Above The Rim. In 1988 the company entered into a partnership with Amnesty International. The company donated $10 million, $2.5 million of which came from the Reebok Foundation, to pay off the organization's debts and sponsor a fund-raising concert tour. Since 1988 the firm has sponsored the annual Reebok Human Rights Awards which come with a $25,000 grant. The 1994 recipients included a Haitian nurse, a Brazilian AIDS activist, a Nepalese labor rights activist, a Pakistani youth labor rights activist, and a Liberian human rights advocate. For its manufacturing operations in developing countries, Reebok has developed its own internal policies outlined in its "Human Rights Production Standards" guidelines. This statement sets down the company's principles on nondiscrimination, working hours and overtime, forced or compulsory labor, fair wages, child labor, and freedom of association.

    Virtually all of Reebok's manufacturing is performed by independent contractors outside the U.S. Like its competitors, Reebok has shifted much of its manufacturing in recent years from South Korea to Indonesia and China. Reebok also noted that in 1994 Reebok commissioned Ernst & Young to conduct an outside audit of its wage and other labor practices in Indonesia. Ernst & Young found that 90% of the workers in Reebok's Indonesian factories were saving a portion of their monthly salaries or contributing to the support of parents living elsewhere. The company terms this finding "one measure of adequate wages."

    In 1994, Reebok compelled one of its contractors in China to find alternative housing for its workers who had been housed in unsafe dormitories on the factory property reportedly under conditions prohibited by local labor regulations. That same year Reebok became one of the first major U.S. companies to announce that it would open a subsidiary in that country. This operation, which will manufacture and sell athletic shoes and apparel, is 45%-owned by several black South African entrepreneurs. Reebok has announced that it would not manufacture its products in Burma until human rights conditions in that country improved.

    SEARS, ROEBUCK owns and operates retail merchandising stores and has interests in computer and communications products, such as the Prodigy information service. The company has operations in the U.S., Canada, and Mexico. Sears has adopted a code of conduct for doing business overseas, and has also pledged to visit the work sites of its Chinese suppliers regularly. In early 1992, the company reached an agreement with the Amalgamated Clothing and Textiles Workers Union to assure that none of its suppliers in China were using forced labor.

    STARBUCKS purchases, roasts and sells whole coffee beans, along with a variety of coffee beverages and related items through retail and airport stores. It also sells whole bean coffees through specialty sales (including Delta Airlines, Nordstrom, Barnes & Noble) and mail order. Since 1991 Starbucks has been one of the primary corporate supporters of CARE, a charitable organization focusing on international giving. The company makes an annual grant of $100,000 to CARE and channels partial proceeds from specialty items to the organization. Among its joint-venture projects with CARE are: a program in Indonesia to promote sustainable farming practices among farms worked by poor families and an education project in Indonesia to help educate elementary school children on issues related to agriculture, self-employment, health, family planning and the environment.

    In October 1995, Starbucks became the first major U.S. company involved in agricultural products to write a code of conduct for its overseas suppliers. It did so in collaboration with various labor and human rights groups. The code sets up a preliminary framework for the company's conduct abroad, a framework the company stresses is a "first step on a long journey." It contains provisions addressing child labor, wages and benefits, diversity of cultures, and the environment. The code also specifically states that the company supports employees' rights "to freely associate with whichever organizations or individuals they choose." At the same time, Starbucks established a series of short- and long-term goals for action based on the code. Its initial steps for 1996 include education of all its suppliers about the provisions of the code; communication with shareholders, employees, and customers about the code; and further work with CARE on projects that might relate to the code.

    TIMBERLAND manufactures and markets footwear and accessories and apparel under the Timberland brand name. The company is one of few U.S. firms to publish a formal set of guidelines for its business partners abroad. These principles state that Timberland will not do business with companies employing child labor (those under 14 years of age or defined by local laws subject to child labor provisions); or with companies "where employees are routinely expected to work more than six consecutive days or 60 hours per week." Timberland purchases products from a Taiwanese supplier that has facilities in China. The company, Pouchen, and Timberland have agreed to operate under the highest possible standards and have established a community fund in China to help support grass roots education.

    TURNER BROADCASTING SYSTEM operates nationwide cable television entertainment programming services and Cable News Network and owns the Atlanta Braves baseball team and the Atlanta Hawks basketball team. In 1986, 1990, and 1994, the company sponsored the Goodwill Games, a series of Olympic-style events intended to promote international understanding. The 1994 games were held in St. Petersburg, Russia. Turner established the Goodwill games partly in response to the U.S. and Soviet boycotts of the 1980 and 1984 Olympic games. Although the games have been a source of financial losses (approximately $100 million over the years), Turner plans to continue them.

    WAL-MART STORES operates 2,684 general merchandise stores, including 1,990 Wal-Mart discount department stores, 428 Sam's wholesale clubs, and 143 Supercenters. The company's stores are located primarily in the U.S. In early 1993, the company adopted standards of conduct for its vendors governing compensation, work hours, child labor, and forced labor. Reebok, Levi Strauss, and Sears have adopted similar standards. In January 1994, Wal-Mart severed its business relationship with Gitano Group, which had pleaded guilty to federal charges that it had misrepresented the country of origin of some of its products. In January 1995, the company's Wal-Mart of Canada stores discontinued the sale of tobacco products.

                    COMPARISON OF $10,000 INVESTMENT IN THE
                     DOMINI SOCIAL EQUITY FUND AND S&P 500+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                        DSE FUND*     S&P 500
6/28/91                                                  $10,000.00  $10,000.00
7/31/91                                                  $10,506.86  $10,465.70
8/30/91                                                  $10,749.74  $10,712.93
9/30/91                                                  $10,527.98  $10,533.58
10/31/91                                                 $10,591.34  $10,674.88
11/29/91                                                 $10,221.75  $10,245.94
12/31/91                                                 $11,391.13  $11,415.75
1/31/92                                                  $11,274.24  $11,203.28
2/28/92                                                  $11,454.89  $11,348.31
3/31/92                                                  $11,114.85  $11,127.86
4/30/92                                                  $11,274.24  $11,454.23
5/29/92                                                  $11,433.64  $11,510.24
6/30/92                                                  $11,274.25  $11,339.07
7/31/92                                                  $11,808.06  $11,801.92
8/31/92                                                  $11,637.24  $11,560.82
9/30/92                                                  $11,797.39  $11,696.72
10/30/92                                                 $12,074.97  $11,736.87
11/30/92                                                 $12,523.38  $12,135.41
12/31/92                                                 $12,768.94  $12,284.30
1/29/93                                                  $12,898.02  $12,386.89
2/26/93                                                  $12,951.81  $12,555.65
3/31/93                                                  $13,209.99  $12,820.40
4/30/93                                                  $12,629.09  $12,510.53
5/31/93                                                  $12,994.84  $12,844.36
6/30/93                                                  $13,001.10  $12,881.85
7/30/93                                                  $12,990.28  $12,829.98
8/31/93                                                  $13,477.41  $13,315.72
9/30/93                                                  $13,390.81  $13,213.60
10/29/93                                                 $13,650.61  $13,486.75
11/30/93                                                 $13,488.24  $13,358.20
12/31/93                                                 $13,604.08  $13,519.70
1/31/94                                                  $13,954.30  $13,978.90
2/28/94                                                  $13,691.63  $13,599.83
3/31/94                                                  $13,078.74  $13,008.05


4/29/94                                                  $13,210.07  $13,174.70
5/31/94                                                  $13,341.41  $13,390.07
6/30/94                                                  $13,029.88  $13,062.40
7/29/94                                                  $13,371.61  $13,491.02
8/31/94                                                  $13,944.84  $14,042.87
9/30/94                                                  $13,603.11  $13,699.75
10/31/94                                                 $13,856.65  $14,007.09
11/30/94                                                 $13,492.87  $13,497.61
12/30/94                                                 $13,555.35  $13,697.56
1/31/95                                                  $13,981.05  $14,052.53
2/28/95                                                  $14,529.99  $14,599.64
3/31/95                                                  $14,854.87  $15,029.76
4/28/95                                                  $15,213.36  $15,472.00
5/31/95                                                  $15,773.50  $16,089.46
6/30/95                                                  $16,233.25  $16,462.52
7/31/95                                                  $16,728.92  $17,008.21
8/31/95                                                  $16,762.71  $17,050.66
9/29/95                                                  $17,404.83  $17,769.83
10/31/95                                                 $17,416.10  $17,706.34
11/30/95                                                 $18,170.87  $18,482.74
12/29/95                                                 $18,323.09  $18,838.76
1/31/96                                                  $18,857.65  $19,479.20
2/29/96                                                  $19,164.74  $19,660.42
3/29/96                                                  $19,164.74  $19,849.71
4/30/96                                                  $19,494.58  $20,142.09
5/31/96                                                  $19,960.90  $20,660.66
6/28/96                                                  $19,992.13  $20,739.43
7/31/96                                                  $19,089.11  $19,823.67
Average Annual
Total Return
1 Year ended
7/31/96                                                      14.10%
5 Years ended
7/31/96                                                      12.70%
Inception (6/3/91)
to 7/31/96                                                   12.30%
Past performance is not predictive of future
performance.

+ The performance information in this chart represents past performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* The Fund began investing in the stocks comprising the Domini Social Index on June 3, 1991. The above chart begins on June 30, 1991.

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JULY 31, 1996
--------------------------------------------------------------------------------

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 COMMON STOCKS -- 99.2%
 APPAREL -- 1.1%
      Brown Group Inc..........      400  $      5,450
      Hartmarx Corp. (b).......      600         2,925
      Lands' End Inc...........    1,700        34,425
      Liz Claiborne, Inc.......    3,200       104,400
      Nike Inc. (Class B)......    6,000       617,250


      Oshkosh B'Gosh, Inc.
       (Class A)...............      300         4,725
      Phillips-Van Heusen
       Corp....................      600         6,450
      Reebok International
       Ltd.....................    3,200       112,000
      Russell Corp.............    1,600        53,600
      Stride Rite Corp.........    1,900        13,775
      Timberland Co. (b).......      550         9,900
      VF Corp..................    2,700       150,862
                                          ------------
                                             1,115,762
                                          ------------
 COMMERCIAL PRODUCTS & SERVICES -- 1.8%
      Autodesk Inc.............    2,100        48,431
      Banta Corp...............    1,250        27,188
      Cintas Corp..............    1,900        96,900
      Deluxe Corp..............    3,500       129,063
      Donnelley, (R.R.) &
       Sons....................    6,200       199,950
      Harland (J.H.) Co........    1,300        31,525
      HON Industries Inc.......    1,300        39,000
      Kelly Services (Class
       A)......................    1,775        49,700
      Miller, (Herman) Inc.....      800        25,650
      Moore Corp., Ltd.........    4,300        74,712
      National Education Corp.
       (b).....................    1,300        19,662
      National Service
       Industries, Inc.........    1,900        72,437
      New England Business
       Services Inc............      300         5,137
      Pitney Bowes Inc.........    6,400       310,400
      Standard Register Co.....    1,200        32,400
      Xerox Corp...............   13,400       675,025
                                          ------------
                                             1,837,180
                                          ------------
 CONSTRUCTION -- 0.3%
      Centex Corp..............    1,500        43,500
      Fleetwood Enterprises,
       Inc.....................    1,500        45,563
      Graco Inc................      950        17,931
      Kaufman & Broad Home
       Corp....................    1,700        20,188
      Rouse Co.................    1,900        47,500
      Sherwin-Williams Co......    3,600       162,900

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 CONSTRUCTION -- CONTINUED
      TJ International Inc.....      400  $      6,400
                                          ------------
                                               343,982
                                          ------------
 CONSUMER PRODUCTS & SERVICES -- 0.1%
      Avery Dennison Corp......    2,200       113,850
      ISCO Inc.................      200         1,875
      Tennant Co...............      200         5,200
                                          ------------
                                               120,925
                                          ------------
 ENERGY -- 3.7%
      Amoco Corp...............   20,800     1,391,000


      Anadarko Petroleum
       Corp....................    2,600       132,925
      Apache Corp..............    3,800       107,825
      Atlantic Richfield Co....    6,700       777,200
      Consolidated Natural Gas
       Co......................    3,900       196,463
      ENERGEN Corp.............      300         6,788
      Enron Corp...............   10,800       425,250
      Helmerich & Payne Inc....      900        31,500
      Louisiana Land &
       Exploration Co..........    1,300        70,200
      Oryx Energy Co. (b)......    4,400        69,300
      Pennzoil Co..............    2,200       108,075
      Rowan Companies Inc.
       (b).....................    4,000        57,500
      Santa Fe Energy Resources
       Inc. (b)................    3,700        42,087
      Sun Co...................    3,400        87,975
      Williams Companies
       Inc.....................    4,500       206,437
                                          ------------
                                             3,710,525
                                          ------------
 FINANCIAL -- 12.8%
      Ahmanson (H.F.) & Co.....    4,600       116,150
      American Express Co......   19,900       870,625
      Banc One Corp............   18,595       643,852
      Bank of Boston...........    6,400       339,200
      BankAmerica Corp.........   15,300     1,220,175
      Bankers Trust (N.Y.)
       Corp....................    3,300       237,188
      Barnett Banks Inc........    4,100       251,638
      Beneficial Corp..........    2,100       113,400
      Block (H. & R.), Inc.....    4,600       120,175
      Cincinnati Financial
       Corp....................    2,195       122,371
      CoreStates Financial
       Corp....................    9,200       361,100
      Dime Bancorp Inc. (b)....    4,500        55,688
      Edwards (A.G.), Inc......    2,525        69,122
      Federal Home Loan
       Mortgage Corp...........    7,300       615,025

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1996
--------------------------------------------------------------------------------

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 FINANCIAL -- CONTINUED
      Federal National Mortgage
       Association.............   45,900  $  1,457,325
      Fifth Third Bancorp......    4,300       222,525
      First Chicago Corp.......   13,506       519,981
      First Fed Financial Corp.
       (b).....................      200         3,500
      Golden West Financial
       Corp....................    2,400       133,200
      Great Western Financial
       Corp....................    5,400       128,250




      Household International
       Inc.....................    4,000       298,000
      MBNA Corp................    9,300       259,238
      Mellon Bank Corp.........    5,800       305,950
      Merrill Lynch & Co.,
       Inc.....................    7,200       434,700
      Morgan (J.P.) & Co.,
       Inc.....................    7,900       679,400
      Norwest Corp.............   15,500       550,250
      Piper Jaffray Inc........      600         7,125
      PNC Bank Corp............   14,400       419,400
      ReliaStar Financial
       Corp....................    1,500        62,812
      Schwab (Charles) Corp....    7,200       173,700
      Student Loan Marketing
       Association.............    2,500       182,500
      SunTrust Banks Inc.......    9,700       356,475
      Transamerica Corp........    2,800       193,550
      Value Line Inc...........      300         9,975
      Vermont Financial
       Services Corp...........      100         3,150
      Wachovia Corp............    6,900       305,325
      Wells Fargo & Co.........    3,950       919,856
      Wesco Financial Corp.....      300        49,350
                                          ------------
                                            12,811,246
                                          ------------
 FOODS & BEVERAGES -- 10.9%
      Ben & Jerry's (Class A)
       (b).....................      100         1,600
      CPC International Inc....    6,000       401,250
      Campbell Soup Co.........   10,400       705,900
      Coca-Cola Co.............  104,600     4,903,125
      Fleming Cos. Inc.........    1,300        19,663
      General Mills, Inc.......    6,700       363,475
      Heinz (H.J.) Co..........   15,300       506,813
      Hershey Foods Corp.......    3,300       270,600
      Kellogg Co...............    8,800       657,800
      Odwalla Inc. (b).........      300         5,175
      PepsiCo, Inc.............   65,600     2,074,600
      Quaker Oats Co...........    5,500       176,000
      Ralston Purina Group.....    4,600       288,650
 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 FOODS & BEVERAGES -- CONTINUED
      Smucker (J.M.) Co. (Class
       A)......................    1,100  $     19,525
      Super Valu Inc...........    3,100        86,412
      Sysco Corp...............    7,400       214,600
      TCBY Enterprises, Inc....      500         2,062
      Tootsie Roll Industries,
       Inc.....................    1,145        40,361
      Wrigley, (Wm.) Jr. Co....    4,900       252,962
                                          ------------
                                            10,990,573
                                          ------------
 HEALTH CARE -- 8.5%
      Acuson Corp. (b).........    1,100        14,575
      Allergan Inc.............    2,600       105,950
      Alza Corp. (b)...........    3,800        94,050
      Angelica Corp............      300         6,563
      Apogee Enterprises,
       Inc.....................      700        22,750
      Becton Dickinson & Co....    2,700       201,488


      Bergen Brunswig Corp.
       (Class A)...............    1,895        49,270
      Biomet Inc. (b)..........    5,300        81,488
      Community Psychiatric
       Centers (b).............    2,000        16,000
      Forest Laboratories, Inc.
       (b).....................    1,700        58,013
      Humana Inc. (b)..........    6,800       113,900
      Johnson & Johnson........   55,600     2,654,900
      Manor Care Inc...........    2,800        92,400
      Medtronic Inc............    9,700       459,537
      Merck & Co., Inc.........   51,000     3,276,750
      Mylan Laboratories
       Inc.....................    4,700        70,500
      Oxford Health Plans
       (b).....................    3,300       113,850
      Schering-Plough Corp.....   15,400       848,925
      St. Jude Medical Inc.
       (b).....................    3,300       110,962
      Stryker Corp.............    4,300       105,686
      Sunrise Medical Inc.
       (b).....................      600         9,225
      United American
       Healthcare (b)..........      200         2,050
                                          ------------
                                             8,508,832
                                          ------------
 HOUSEHOLD GOODS -- 6.0%
      Alberto Culver Co. (Class
       B)......................    1,200        51,750
      Avon Products, Inc.......    5,600       246,400
      Bassett Furniture
       Industries, Inc.........      300         6,600
      Church & Dwight Co.,
       Inc.....................      900        18,675
      Clorox Co................    2,100       190,838
      Colgate-Palmolive Co.....    6,200       486,700

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1996
--------------------------------------------------------------------------------

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 HOUSEHOLD GOODS -- CONTINUED
      Handleman Co. (b)........      700  $      3,238
      Harman International
       Industries, Inc.........      830        37,246
      Hasbro Inc...............    3,500       125,563
      Huffy Corp...............      300         3,525
      Kimberly-Clark Corp......   11,832       899,232
      Leggett & Platt Inc......    3,600        93,600
      Mattel, Inc..............   11,585       286,729
      Maytag Co................    4,500        90,000
      Newell Co................    6,700       215,237
      Oneida, Ltd..............      200         3,100
      Procter & Gamble Co......   28,600     2,556,125
      Rubbermaid Inc...........    6,400       184,000
      Shaw Industries..........    5,300        72,875
      Snap-On Tools Corp.......    1,900        84,312


      Springs Industries Inc.
       (Class A)...............      800        36,500
      Stanhome, Inc............      600        15,750
      Stanley Works............    3,900       111,150
      Thomas Industries........      200         3,475
      Whirlpool Corp...........    3,200       157,600
                                          ------------
                                             5,980,220
                                          ------------
 INSURANCE -- 6.1%
      Aetna Inc................    6,570       381,885
      Alexander & Alexander
       Services Inc............    1,600        26,400
      American General Corp....    8,900       309,275
      American International
       Group, Inc..............   19,800     1,863,675
      Chubb Corp...............    7,100       296,425
      CIGNA Corp...............    3,200       340,800
      General Re Corp..........    3,300       484,275
      Hartford Steam Boiler....      800        34,900
      Jefferson-Pilot Corp.....    3,100       162,750
      Lincoln National Corp....    4,200       179,025
      Marsh & McLennan
       Companies, Inc..........    3,100       280,937
      Providian Corp...........    3,800       150,575
      SAFECO Corp..............    5,300       182,519
      St. Paul Companies.......    3,400       175,950
      Torchmark Corp...........    3,300       140,662
      Travelers Corp...........   19,764       835,008
      UNUM Corp................    3,000       183,000
      USF&G Corp...............    5,400        85,725
      USLIFE Corp..............    1,425        42,394
                                          ------------
                                             6,156,180
                                          ------------
 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 MANUFACTURING -- 2.1%
      Applied Materials, Inc.
       (b).....................    7,700  $    183,838
      Boston Scientific Corp.
       (b).....................    7,400       353,350
      Brady (W.H.) (Class A)...      700        15,225
      Briggs & Stratton
       Corp....................    1,200        45,150
      Case Corp................    3,000       132,750
      Cincinnati Milacron......    1,400        27,650
      Clarcor, Inc.............      300         5,888
      Deere & Co...............   11,100       396,825
      Dionex Corp. (b).........      400        13,900
      Fastenal Co..............    1,700        73,100
      Gerber Scientific........      800        11,800
      Goulds Pumps, Inc........    1,200        26,700
      Hunt Manufacturing Co....      400         5,250
      Illinois Tool Works
       Inc.....................    5,000       321,875
      James River Corp. of
       Virginia................    3,600        90,900
      Lawson Products, Inc.....      300         6,675
      Marquette Electronics
       (Class A) (b)...........    1,500        27,750
      Millipore Corp...........    1,700        58,012
      Nordson Corp.............      800        40,400
      Thermo Electron Corp.


       (b).....................    6,000       224,250
      Watts Industries Inc.
       (Class A)...............    1,100        17,737
      Wellman Inc..............    1,600        31,200
      Zurn Industries Inc......      400         8,150
                                          ------------
                                             2,118,375
                                          ------------
 MEDIA -- 3.9%
      BET Holdings Inc. (Class
       A) (b)..................      800        19,600
      Comcast Corp. (Class
       A)......................    9,600       135,600
      Disney (Walt) Co.........   28,400     1,579,750
      Dow Jones & Co. Inc......    4,100       160,413
      Edmark Corp. (b).........      500         8,125
      Frontier Corp............    6,700       188,438
      King World Productions
       Inc. (b)................    1,600        57,400
      Lee Enterprises, Inc.....    1,600        31,800
      McGraw-Hill Inc..........    4,100       159,900
      Media General Inc. (Class
       A)......................    1,300        37,212
      Meredith Corp............    1,200        48,750
      New York Times Co. (Class
       A)......................    4,300       125,237

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1996
--------------------------------------------------------------------------------

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 MEDIA -- CONTINUED
      Scholastic Corp. (b).....      700  $     45,675
      Tele-Communications, Inc.
       (Class A) (b)...........    26,90       383,325
      Times Mirror Co. (Class
       A)......................    4,300       177,912
      Turner Broadcasting
       System Inc. (Class A)...    5,700       146,775
      US West Media Group (b)..   19,000       327,750
      Viacom Inc. (Class A)
       (b).....................    3,300       113,025
      Washington Post Co.
       (Class B)...............      450       140,175
                                          ------------
                                             3,886,862
                                          ------------
 MISCELLANEOUS -- 2.0%
      Alco Standard Corp.......    5,700       249,375
      Allwaste, Inc. (b).......    1,300         5,688
      American Greetings Corp.
       (Class A)...............    3,500        84,875
      Avnet, Inc...............    1,800        78,525
      Bemis Co., Inc...........    2,000        65,250
      CPI Corp.................      400         5,750
      Cross, (A.T.) Co. (Class
       A)......................      500         6,688
      DeVRY Inc. (b)...........    1,100        47,988


      Fedders Corp.............    1,300         7,475
      Fuller (H.B.) Co.........      500        17,375
      General Signal Corp......    2,200        86,075
      Harcourt General Inc.....    3,000       143,625
      Hillenbrand Industries
       Inc.....................    3,200       107,200
      Ionics Inc. (b)..........      800        33,400
      Jostens Inc..............    1,600        30,600
      KENETECH Corp. (b).......      900           253
      Marriott International
       Corp....................    5,300       272,287
      Omnicom Group, Inc.......    3,000       121,500
      Polaroid Corp............    1,800        76,050
      Sealed Air Corp. (b).....    1,600        55,600
      Service Corp.
       International...........    5,000       275,625
      Sonoco Products Co.......    4,005       118,147
      Toro Co..................      800        24,300
      Whitman Corp.............    4,600       102,925
                                          ------------
                                             2,016,576
                                          ------------
 RESOURCE DEVELOPMENT -- 2.5%
      Air Products & Chemicals,
       Inc.....................    4,800       256,200
      Aluminum Co. of America..    7,200       417,600
      ARCO Chemical Co.........    4,000       199,000
      Battle Mountain Gold
       Co......................   10,700        97,638
 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 RESOURCE DEVELOPMENT -- CONTINUED
      Betz Laboratories,
       Inc.....................    1,100  $     49,913
      Cabot Corp...............    3,300        82,913
      Calgon Carbon Corp.......    1,300        15,275
      Consolidated Papers
       Inc.....................    1,800        90,450
      Cyprus Amax Minerals
       Co......................    4,000        86,000
      Echo Bay Mines Ltd.......    5,400        55,350
      Inland Steel Industries
       Inc.....................    2,300        39,963
      Mead Corp................    2,100       114,975
      Morton International
       Inc.....................    6,100       219,600
      Nalco Chemical Co........    3,200        96,000
      Nucor Corp...............    3,600       168,750
      Praxair Inc..............    6,500       249,437
      Sigma-Aldrich Corp.......    2,000       105,000
      Westvaco Corp............    4,500       127,687
      Worthington Industries,
       Inc.....................    3,800        72,200
                                          ------------
                                             2,543,951
                                          ------------
 RETAIL -- 10.9%
      Albertson's, Inc.........   10,700       438,700
      American Stores Co.......    6,400       238,400
      Bob Evans Farms, Inc.....    1,900        26,600
      Charming Shoppes Inc.
       (b).....................    3,700        23,819
      Circuit City Stores
       Inc.....................    3,900       122,850


      Claire's Stores Inc......    1,600        45,800
      Dayton-Hudson Corp.......    9,300       281,325
      Dillard Department
       Stores..................    4,800       150,600
      Dollar General Corp......    3,308        85,582
      Egghead Inc. (b).........      300         2,775
      Gap, Inc.................   12,000       357,000
      Giant Food Inc. (Class
       A)......................    2,300        77,338
      Gibson Greetings Inc.
       (b).....................      500         6,000
      Great Atlantic & Pacific
       Tea Co., Inc............    1,700        46,963
      Hannaford Brothers Co....    2,000        63,000
      Hechinger Co. (Class
       A)......................      800         2,800
      Home Depot, Inc..........   20,033     1,011,667
      International Dairy
       Queen, Inc. (Class A)
       (b).....................    1,300        26,000
      K-Mart Corp. (b).........   20,600       206,000
      Kroger Co. (b)...........    5,400       203,850
      Lillian Vernon Corp......      200         2,450
      Limited, Inc.............   13,000       250,250
      Longs Drug Stores,
       Inc.....................      700        27,125
      Lowe's Companies, Inc....    7,200       234,900
      Luby's Cafeterias,
       Inc.....................    1,100        26,675
      May Department Stores
       Co......................   10,500       471,187

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1996
--------------------------------------------------------------------------------

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 RETAIL -- CONTINUED
      McDonald's Corp..........   29,200  $  1,354,150
      Melville Corp............    4,500       176,062
      Mercantile Stores Co.,
       Inc.....................    1,600        78,400
      Morrison Restaurants
       Inc.....................        0             4
      Nordstrom Inc............    3,400       141,100
      Penney, (J.C.) Co.,
       Inc.....................    9,300       462,675
      Pep Boys.................    2,400        72,600
      Price/Costco Inc. (b)....    8,315       170,457
      Ruby Tuesday.............      500         9,875
      Ryan's Family Steakhouse,
       Inc. (b)................    2,400        18,300
      Sears Roebuck & Co.......   16,200       664,200
      Skyline Corp.............      400         9,700
      Specs Music Inc. (b).....      200           300
      Starbucks Corp. (b)......    3,400        88,400
      Tandy Corp...............    2,600       109,850
      TJX Companies Inc........    2,900        87,362
      Toys 'R' Us, Inc. (b)....   11,620       306,477


      Wal-Mart Stores, Inc.....   96,400     2,313,600
      Walgreen Co..............   10,000       317,500
      Whole Foods Market (b)...      800        25,100
      Woolworth (F.W.) Co.
       (b).....................    5,500       105,875
                                          ------------
                                            10,941,643
                                          ------------
 TECHNOLOGIES -- 14.8%
      Advanced Micro Devices,
       Inc. (b)................    5,300        64,263
      Amdahl Corp. (b).........    5,300        52,338
      American Power Conversion
       Corp. (b)...............    4,200        49,350
      Analog Devices, Inc.
       (b).....................    4,600        96,025
      Apple Computer, Inc.
       (b).....................    5,600       123,200
      Automatic Data
       Processing, Inc.........   12,100       479,463
      Baldor Electric Co.......    1,200        23,850
      Borland International,
       Inc. (b)................    1,300         9,750
      Cisco Systems, Inc.
       (b).....................   26,700     1,381,725
      Compaq Computer Corp.
       (b).....................   11,300       618,675
      Computer Assoc.
       International Inc.......   15,300       778,388
      Cooper Industries Inc....    4,400       173,250
      Digital Equipment Corp.
       (b).....................    6,200       219,325
      DSC Communications Corp.
       (b).....................    5,000       150,000
 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 TECHNOLOGIES -- CONTINUED
      Grainger, (W.W.) Inc.....    2,100  $    147,525
      Hewlett-Packard Co.......   42,900     1,887,600
      Hubbell Inc. (Class B)...    1,430        98,134
      Intel Corp...............   34,500     2,591,813
      International Business
       Machines Inc............   22,500     2,427,188
      MCI Communications
       Corp....................   28,700       706,737
      Micron Technology,
       Inc.....................    8,300       155,625
      Molex, Inc...............    4,500       132,750
      National Semiconductor
       Corp. (b)...............    5,700        80,512
      Novell Inc. (b)..........   14,300       152,831
      Perkin-Elmer Corp........    2,000       104,500
      Quarterdeck Corp. (b)....    1,100         7,150
      Raychem Corp.............    1,800       119,025
      Shared Medical Systems
       Corp....................    1,000        55,000
      Solectron Corp. (b)......    2,100        66,150
      Sprint Corp..............   18,400       673,900
      Stratus Computer Inc.
       (b).....................    1,100        20,212
      Sun Microsystems Inc.
       (b).....................    7,900       431,537
      Tandem Computers Inc.
       (b).....................    4,600        48,300



      Tektronix, Inc...........    1,400        53,550
      Tellabs, Inc. (b)........    3,800       227,050
      Thomas & Betts Corp......    1,700        62,050
      3Com Corp. (b)...........    6,900       271,688
      360 (Degrees)
       Communications (b)......        1            23
      Xilinx Inc. (b)..........    3,300       106,837
                                          ------------
                                            14,847,289
                                          ------------
 TRANSPORTATION -- 2.3%
      AMR Corp. (b)............    3,800       299,725
      Airborne Freight Corp....    1,200        25,650
      Alaska Air Group, Inc.
       (b).....................      600        14,400
      CSX Corp.................    8,900       429,425
      Conrail Inc..............    3,400       222,700
      Consolidated Freightways,
       Inc.....................    1,700        33,363
      Delta Air Lines, Inc.....    3,200       223,600
      Federal Express Corp.
       (b).....................    2,300       178,825
      GATX Corp................      900        40,500
      Norfolk Southern Corp....    5,300       428,637
      Roadway Services.........      750        10,969
      Ryder System, Inc........    3,700        98,512
      Southwest Airlines
       Inc.....................    6,000       148,500

DOMINI SOCIAL INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS -- CONTINUED
JULY 31, 1996
--------------------------------------------------------------------------------

 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 TRANSPORTATION -- CONTINUED
      UAL Corp. (b)............    2,400  $    122,400
      Yellow Corp. (b).........    1,300        16,575
                                          ------------
                                             2,293,781
                                          ------------
 UTILITIES -- 8.8%
      AGL Resources Inc........    2,200        40,150
      American Water Works Co.,
       Inc.....................    3,600        71,550
      Ameritech Corp...........   23,100     1,282,050
      Bell Atlantic Corp.......   18,400     1,087,900
      BellSouth Corp...........   42,000     1,722,000
      Brooklyn Union Gas
       Company.................    2,300        57,500
      California Energy Co.,
       Inc. (b)................    2,500        65,625
      Citizens Utilities Co.
       (Class A)(b)............    8,431        92,745
      Connecticut Energy
       Corp....................      200         3,900
      Eastern Enterprises......      900        28,913
      El Paso Natural Gas
       Co......................    1,500        58,500
      Equitable Resources
       Inc.....................    1,300        32,988
      Idaho Power Co...........    1,600        47,800
      LG & E Energy Corp.......    3,000        67,125
      MCN Corp.................    3,200        75,200
      NICOR Inc................    2,100        59,587
      Noram Energy Corp........    5,800        63,075
      Northwestern Public
       Service Co..............      200         5,475
      NYNEX....................   18,100       812,237
      Oklahoma Gas & Electric
       Co......................    1,700        66,725
      ONEOK Inc................    1,200        31,650
      Pacific Enterprises......    3,400        99,875
      Pacific Telesis Group....   17,600       591,800
      Peoples Energy Corp......    1,300        40,462
      Potomac Electric Power
       Co......................    5,000       120,625
      Public Service Co. of
       Colorado................    2,900       102,587
      SBC Telecommunications...   25,500     1,246,312
      Southern New England
       Telecom.................    3,200       122,800
 DESCRIPTION                     SHARES      VALUE
 ------------------------------  -------  ------------
 UTILITIES -- CONTINUED
      Telephone & Data
       Systems.................    2,700  $    104,287
      US West Communications
       Group...................   19,700       598,387
      Washington Gas Light
       Co......................    2,000        41,750
                                          ------------
                                             8,841,580
                                          ------------
 VEHICLE COMPONENTS -- 0.6%
      Cooper Tire & Rubber
       Co......................    3,600        67,950
      Cummins Engine Inc.......    1,600        59,800
      Dana Corp................    4,400       122,650
      Federal-Mogul Corp.......    1,200        20,250
      Genuine Parts............    5,000       211,875
      Modine Manufacturing
       Co......................    1,600        42,000
      SPX Corp.................      400         9,950
      Smith, (A.O.)............    1,200        26,700
      Spartan Motors Inc.
       (b).....................      300         1,987
                                          ------------
                                               563,162
                                          ------------
         Total Common Stocks (Cost,
          $83,008,100)..................    99,628,644
                                          ------------
 PREFERRED STOCK -- 0.0%
      Aetna Inc. 6.25%
       convertible.............        1            56
                                          ------------
         Total Preferred Stock (Cost,
          $65)..........................            56
                                          ------------
     TOTAL INVESTMENTS -- 99.2%
      (COST, $83,008,165) (A)...........    99,628,700
     OTHER ASSETS, LESS LIABILITIES --
      0.8%..............................       771,858
                                          ------------
     NET ASSETS -- 100.0%...............  $100,400,558
                                          ------------
                                          ------------

------------
(a)The aggregate cost for federal income tax purposes is $83,008,165, the aggregate gross unrealized appreciation is $18,466,003, and the aggregate gross unrealized depreciation is $1,845,468, resulting in net unrealized appreciation of $16,620,535.

(b)Non-income producing security.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996
--------------------------------------------------------------------------------

 ASSETS:
     Investments at value (Cost $83,008,165).......................  $ 99,628,700
     Cash..........................................................     1,313,323
     Dividends receivable..........................................       175,702
                                                                     ------------
         Total assets..............................................   101,117,725
                                                                     ------------
 LIABILITIES:
     Payable for securities purchased..............................       675,937
     Expense payment fee payable...................................        41,230
                                                                     ------------
         Total liabilities.........................................       717,167
                                                                     ------------
 NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS..........  $100,400,558
                                                                     ------------
                                                                     ------------
 NET ASSETS CONSIST OF:
     Paid in capital...............................................  $100,400,558
                                                                     ------------
                                                                     ------------

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME:
     Dividends (net of foreign withholding tax of $268)..............  $1,514,033
 EXPENSES:
     Expense payment fee................................  $   372,596
     Amortization of organization expenses..............        8,657
                                                          -----------
         Total expenses.................................                  381,253
                                                                       ----------
 NET INVESTMENT INCOME...............................................   1,132,780
 NET REALIZED GAIN ON INVESTMENTS
     Proceeds from sales................................    3,459,916
     Cost of securities sold............................    2,762,579
                                                          -----------
         Net realized gain on investments............................     697,337
 NET UNREALIZED APPRECIATION OF INVESTMENTS
     Beginning of year..................................    9,759,028
     End of year........................................   16,620,535
                                                          -----------
         Net change in unrealized appreciation of investments........   6,861,507
                                                                       ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................  $8,691,624
                                                                       ----------
                                                                       ----------

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         YEAR ENDED   YEAR ENDED
                                                          JULY 31,     JULY 31,
                                                            1996         1995
                                                        ------------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
     Net investment income............................  $  1,132,780  $   734,456
     Net realized gain on investments.................       697,337      405,427
     Net change in unrealized appreciation of
      investments.....................................     6,861,507    8,729,434
                                                        ------------  -----------
         Net Increase in Net Assets Resulting from
          Operations..................................     8,691,624    9,869,317
                                                        ------------  -----------
 TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
     Additions........................................    52,533,365   14,888,452
     Reductions.......................................   (14,827,219)  (2,076,641)
                                                        ------------  -----------
         Net Increase in Net Assets from Transactions
          in Investors' Beneficial Interests..........    37,706,146   12,811,811
                                                        ------------  -----------
             Total Increase in Net Assets.............    46,397,770   22,681,128
 NET ASSETS:
     Beginning of year................................    54,002,788   31,321,660
                                                        ------------  -----------
     End of year......................................  $100,400,558  $54,002,788
                                                        ------------  -----------
                                                        ------------  -----------

 -------------------------------------------------------------------------------------------

                                                                             YEAR ENDED
                                           ------------------------------------------------------------------------------
                                           JULY 31, 1996    JULY 31, 1995   JULY 31, 1994   JULY 31, 1993   JULY 31, 1992
                                           --------------   -------------   -------------   -------------   -------------
 FINANCIAL HIGHLIGHTS:
     Net investment income to average net
      assets.............................      1.48%(1)        1.85%(2)        2.13%(2)         1.88%           1.99%
     Expenses to average net assets......      0.50%(1)        0.43%(2)        0.29%(2)         0.29%           0.29%
     Portfolio turnover rate.............         5%              6%              8%               4%              3%
     Average commission rate paid per
      share..............................     $0.0496            --              --               --              --

--------------------------------------------------------------------------------
(1) Had the Expense Payment Agreement not been in place, the ratios of net investment income and expenses for the year ended July 31,1996 would have been 1.14% and 0.85% respectively.
(2) Reflects a voluntary waiver of fees by the Administrator and Adviser due to the limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, for the years ended July 31, 1995 and 1994, the ratios of net investment income and expenses to average net assets would have been 1.75% and 0.53% and 2.00% and 0.42% respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. Domini Social Index Portfolio (the "Index Portfolio") is registered under the Investment Company Act of 1940 (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Index Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini Social Index (the "Index"), which is a common stock index developed and maintained by Kinder, Lydenberg, Domini & Co., Inc. ("KLD"), the Index Portfolio's Adviser. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Index Portfolio. The Index Portfolio commenced operations upon effectiveness on August 10, 1990 and began investment operations on June 3, 1991.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Index Portfolio's significant accounting policies.

    (A) VALUATION OF INVESTMENTS: The Index Portfolio values securities at the last reported sale price, or at the last reported bid price if no sales are reported.

    (B)  DIVIDEND INCOME:  Dividend income is recorded on the ex-dividend date.

    (C) FEDERAL TAXES: The Index Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for Federal taxes is deemed necessary.

    (D) DEFERRED ORGANIZATION EXPENSE: Expenses incurred by the Index Portfolio in connection with its organization are being amortized by the Index Portfolio on a straight-line basis over a five-year period.

    (E) OTHER: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

2.  TRANSACTIONS WITH AFFILIATES.

    (A) INVESTMENT ADVISORY FEES: The Index Portfolio has retained KLD as the Investment Adviser of the Index Portfolio. The services provided by KLD consist of the determination of the stocks to be included in the Index and evaluating, in accordance with KLD's criteria, debt securities which may be purchased by the Index Portfolio. For its services under the Investment Advisory Agreement, KLD receives from the Index Portfolio a fee accrued daily at an annual rate equal to 0.05% of the Index Portfolio's average daily net assets.

    (B) INVESTMENT MANAGEMENT FEES: The Index Portfolio has retained Mellon Equity Associates ("MEA") as the Investment Manager of the Index Portfolio. MEA does not determine the composition of the Index. Under the Management Agreement, the Index Portfolio pays MEA an investment management fee equal on an annual basis to the following percentages of the Index Portfolio's average daily net assets for its then-current fiscal year: 0.10% of assets up to $50 million; 0.30% of assets between $50 million and $100 million; 0.20% of assets between $100 million and $500 million; and 0.15% of assets over $500 million.

    (C) ADMINISTRATION FEES: The Index Portfolio has retained Signature Broker-Dealer Services, Inc. ("Signature") to serve as Administrator of the Index Portfolio. Certain officers of Signature serve as officers and trustee to the Index Portfolio. Under the Administrative Services Agreement, Signature provides management and administrative services necessary for the operations of the Index Portfolio, furnishes office space and facilities required for conducting the business of the Index Portfolio and pays the compensation of the Index Portfolio's officers and Trustee affiliated with Signature. For these services, Signature receives from the Index Portfolio a fee accrued daily at an annual rate equal to 0.05% of the Index Portfolio's average daily net assets.

    (D) EXPENSE PAYMENT FEES: The Administrator has agreed to pay all of the operating expenses of the Index Portfolio, including advisory, management and administration fees, subject to an Expense Payment Arrangement. Under this arrangement, the Administrator receives expense payment fees from the Index Portfolio at an annual rate equal to 0.50% of the average daily net assets of the Index Portfolio. The Expense Payment Arrangement will terminate on December 31, 1999. For the year ended July 31, 1996, the Administrator incurred approximately $264,025 in expenses on behalf of the Index Portfolio.

3. INVESTMENT TRANSACTIONS. Purchase and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $41,791,647 and $3,387,873, respectively.

                      [LOGO]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Domini Social Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Domini Social Index Portfolio as of July 31, 1996, and the related statement of operations for the year then ended, statement of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by the Portfolio as of July 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Index Portfolio at July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts
August 23, 1996

DOMINI SOCIAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1996
--------------------------------------------------------------------------------

ASSETS:
    Investment in Domini Social Index Portfolio, at value (Note 1)............  $80,905,578
    Receivable for fund shares sold...........................................       67,296
                                                                                -----------
        Total Assets..........................................................   80,972,874
                                                                                -----------
LIABILITIES:
    Expense payment fee payable (Note 2)......................................       57,653
                                                                                -----------
NET ASSETS....................................................................  $80,915,221
                                                                                -----------
                                                                                -----------
NET ASSETS CONSIST OF:
    Paid-in capital...........................................................  $62,848,990
    Undistributed net investment income.......................................       74,275
    Accumulated net realized gain on investment...............................      578,085
    Net unrealized appreciation of investment.................................   17,413,871
                                                                                -----------
                                                                                $80,915,221
                                                                                -----------
                                                                                -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
  ($80,915,221  DIVIDED BY 4,844,260 shares)..................................  $  16.70
                                                                                -----------
                                                                                -----------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED JULY 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME FROM PORTFOLIO:
    Investment income from Portfolio............................................  $1,458,015
    Expenses from Portfolio.....................................................    (366,901)
                                                                                  ----------
        Net Income from Portfolio...............................................   1,091,114
EXPENSES (NOTES 1 AND 2):
    Expense payment fee..............................................    339,355
    Amortization of organization expenses............................     13,108
                                                                       ---------
        Total Expenses..........................................................     352,463
                                                                                  ----------
NET INVESTMENT INCOME...........................................................     738,651
                                                                                  ----------
NET REALIZED AND UNREALIZED GAIN FROM PORTFOLIO:
    Net realized gain from Portfolio............................................     678,218
    Net change in unrealized appreciation from Portfolio........................   7,655,739
                                                                                  ----------
    Net realized and unrealized gain from Portfolio.............................   8,333,957
                                                                                  ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS......................................  $9,072,608
                                                                                  ----------
                                                                                  ----------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      YEAR ENDED     YEAR ENDED
                                                     JULY 31, 1996  JULY 31, 1995
                                                     -------------  -------------
 INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
     Net investment income.........................   $    738,651    $   547,376
     Net realized gain from Portfolio..............        678,218        405,386
     Net change in unrealized appreciation from
      Portfolio....................................      7,655,739      8,728,561
                                                     -------------  -------------
       Net Increase in Net Assets from
        Operations.................................      9,072,608      9,681,323
                                                     -------------  -------------
 FROM DISTRIBUTIONS AND DIVIDENDS:
     Dividends to shareholders from net investment
      income.......................................       (703,445)      (596,572)
     Distributions to shareholders from net
      realized gain................................       (349,085)      (224,400)
                                                     -------------  -------------
       Net Decrease in Net Assets from
        Distributions and Dividends................     (1,052,530)      (820,972)
                                                     -------------  -------------
 CAPITAL SHARE TRANSACTIONS:
     Proceeds from sale of shares..................     36,711,039     18,000,269
     Net asset value of shares issued in
      reinvestment of dividends and
      distributions................................        831,237        607,013
     Payments for shares redeemed..................    (19,284,669)    (4,199,386)
                                                     -------------  -------------
       Net Increase in Net Assets from Capital
        Share Transactions.........................     18,257,607     14,407,896
                                                     -------------  -------------
         Total Increase in Net Assets..............     26,277,685     23,268,247
 NET ASSETS:
     Beginning of year.............................     54,637,536     31,369,289
                                                     -------------  -------------
     End of year (including undistributed net
      investment income of $74,275 and $39,069,
      respectively)................................   $ 80,915,221    $54,637,536
                                                     -------------  -------------
                                                     -------------  -------------
 OTHER INFORMATION
 SHARE TRANSACTIONS:
     Sold..........................................      2,236,871      1,368,854
     Issued in reinvestment of dividends and
      distributions................................         50,571         47,501
     Redeemed......................................     (1,122,922)      (322,273)
                                                     -------------  -------------
     Net increase..................................      1,164,520      1,094,082
                                                     -------------  -------------
                                                     -------------  -------------

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED JULY 31,
                                           ----------------------------------------------------------
                                              1996          1995          1994        1993     1992
                                           -----------   -----------   -----------   -------  -------
 Net Asset Value, beginning of year......  $ 14.85       $ 12.13       $ 12.00        $11.06   $ 9.95
                                           ----------    ----------    ----------     ------   ------
 Income from investment operations:
     Net investment income...............    0.163         0.172         0.175         0.137    0.117
     Net realized and unrealized gain on
      investments........................    1.927         2.825         0.178         0.968    1.106
                                           ----------    ----------    ----------     ------   ------
 Total income from investment
  operations.............................    2.090         2.997         0.353         1.105    1.223
                                           ----------    ----------    ----------     ------   ------
 Less distributions and dividends:
     Dividends to shareholders from net
      investment income..................  (0.158)       (0.195)       (0.150)        (0.150)  (0.113)
     Distributions to shareholders from
      net realized gain..................  (0.082)       (0.082)       (0.073)        (0.015)      --
                                           ----------    ----------    ----------     ------   ------
 Total distributions.....................   (0.240)       (0.277)       (0.223)       (0.165)  (0.113)
                                           ----------    ----------    ----------     ------   ------
 Net asset value, end of year............  $ 16.70       $ 14.85       $ 12.13        $12.00   $11.06
                                           ----------    ----------    ----------     ------   ------
                                           ----------    ----------    ----------     ------   ------
 Ratios/supplemental data
     Total return........................    14.11%        25.10%         2.90%        10.00%   12.30%
     Net assets, end of year (in
      000's).............................  $80,915       $54,638       $31,369       $17,229   $7,174
     Ratio of expenses to average net
      assets.............................     0.98%(a)      0.90%(b)      0.75%(b)      0.75 (b)    0.75%(b)
     Ratio of net investment income to
      average net assets.................     1.01%(a)      1.38%(b)      1.67%(b)      1.41 (b)    1.53%(b)

--------------------------------------------------------------------------------
(a) Had the Expense Payment Agreement not been in place the ratio of expenses to average net assets and the ratio of net investment income to average net assets for the year ended July 31, 1996, would have been 1.07% and 0.92%, respectively.

(b) Reflects a voluntary waiver of fees by the Administrator and Adviser due to limitations set forth in the Expense Reimbursement Agreement. Had the Administrator and Adviser not waived their fees, the ratios of net investment income and expenses to average net assets for the years ended July 31, 1995, 1994, 1993 and 1992 would have been 1.13% and 1.15%, 1.39%
    and 1.03%, 1.26% and 0.90% and 1.53% and 0.75%, respectively.

                       See Notes to Financial Statements

DOMINI SOCIAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. Domini Social Equity Fund (the "Fund"), formerly the Domini Social Index Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (80.59% at July 31, 1996). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds significant accounting policies.

    A. VALUATION OF INVESTMENTS. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B. INVESTMENT INCOME AND DIVIDENDS TO SHAREHOLDERS. The Fund earns income daily, net of Portfolio expenses, on its investment in the Portfolio. Dividends to shareholders are declared and paid semiannually from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually.

    C. FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    D. DEFERRED ORGANIZATION EXPENSES. Organizational costs are being amortized on a straight-line basis over a five-year period. The amount paid by the Fund on any redemption of the Fund's initial shares will be reduced by the pro rata portion of any unamortized organization expenses which the number of the initial shares redeemed bears to the total number of initial shares outstanding immediately prior to such redemption. To the extent that the proceeds of the redemptions are less than such pro rata portion of any unamortized organization expenses, Signature Broker-Dealer Services, Inc. ("Signature"), the Administrator and Distributor of the Fund, has agreed to reimburse the Fund for such difference.

    E. OTHER. All net investment income of the Portfolio is allocated pro rata among the Fund and the other investors in the Portfolio.

2.  TRANSACTIONS WITH AFFILIATES.

    A. ADMINISTRATION. The Fund has retained Signature to serve as Administrator and Distributor. Signature provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers and Trustee affiliated with Signature. For its services under the Administrative Services Agreement, Signature receives from the Fund a fee accrued daily at an annual rate equal to 0.15% of the Fund's average daily net assets. The Portfolio has entered into a similar agreement with Signature at a rate of 0.05%.

    B. DISTRIBUTION. The Trustees have adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act. Signature acts as agent of the Fund and principal underwriter of shares of the Fund pursuant to the Plan. Under the Plan, Signature may receive a fee from the Fund at an annual rate not to exceed 0.25% of the Fund's average daily net assets in anticipation of, or as reimbursement for, costs and expenses incurred in connection with the sale of shares of the Fund.

    C. EXPENSE PAYMENT FEE. The Administrator pays certain expenses of the Fund and receives a fee from the Fund, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.98% of the fund's average daily net assets. For the year ended July 31, 1996, Signature incurred $518,341 in expenses on behalf of the Fund, including the Fund's share of the Portfolio's expenses. The expense payment agreement will terminate on December 31, 1999 unless sooner terminated on mutual consent of the parties.

3. INVESTMENT TRANSACTIONS. Additions and reductions in the Fund's investment in the Portfolio aggregated $36,711,039 and $20,664,227, respectively.

                     [LOGO]

                          INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Domini Social Equity Fund:

We have audited the accompanying statement of assets and liabilities of the Domini Social Equity Fund as of July 31, 1996, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Domini Social Equity Fund at July 31, 1996, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended in conformity with generally accepted accounting principles.

Boston, Massachusetts
September 20, 1996

PORTFOLIO INVESTMENT ADVISER
Kinder, Lydenberg, Domini & Co., Inc.
129 Mt. Auburn Street
Cambridge, MA 02138
(617) 547-7479

PORTFOLIO INVESTMENT MANAGER
Mellon Equity Associates
500 Grant Street, Suite 3700
Pittsburgh, PA 15258

ADMINISTRATOR AND DISTRIBUTOR
Signature Broker-Dealer Services, Inc.
6 St. James Avenue
Boston, MA 02116
(800) 762-6814

CUSTODIAN
Investors Bank & Trust Company
89 South Street
Boston, MA 02111

TRANSFER AGENT
Fundamental Shareholder Services, Inc.
90 Washington Street
New York, NY 10006
(800) 782-4165

AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, MA 02110

                      ANNUAL
                      REPORT
                  JULY 31, 1996

              THOUSANDS OF STARFISH
                HAD WASHED ASHORE.
        A LITTLE GIRL BEGAN THROWING THEM
        IN THE WATER SO THEY WOULDN'T DIE.
      "DON'T BOTHER, DEAR" HER MOTHER SAID,
            "IT WON'T REALLY MAKE ANY
          DIFFERENCE." THE GIRL STOPPED
            FOR A MOMENT AND LOOKED AT
            THE STARFISH IN HER HAND.
            "IT WILL MAKE A DIFFERENCE
                  TO THIS ONE."
                        .

         M Printed on Recycled Paper

                                                          INVESTING FOR GOOD-SM-

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                                           THE DOMINI SOCIAL EQUITY FUND